Exhibit (j) (ii) under Form N-1A
                                        Exhibit 8 (ii) under Item 601/Reg. S-K











                              CONSENT OF COUNSEL


        We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 47 to the Registration Statement (Nos. 33-11905 and 811-5010) of the Huntington Funds on Form N-1A under the Securities Act of 1933, as amended.


                               /s/ SULLIVAN & WORCESTER LLP

                               SULLIVAN & WORCESTER LLP

Washington, D.C.
April 27, 2005

                              CONSENT OF COUNSEL


        We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 12 to the Registration Statement (Nos. 333-83397 and 811-09481) of the Huntington VA Funds on Form N-1A under the Securities Act of 1933, as amended.


                               /s/ SULLIVAN & WORCESTER LLP

                               SULLIVAN & WORCESTER LLP

Washington, D.C.
April 27, 2005